M FUNDS

                         Edinburgh Overseas Equity Fund
                             Turner Core Growth Fund
                       Frontier Capital Appreciation Fund
                            Enhanced U.S. Equity Fund

                               Semi-Annual Report
                                  June 30, 1997

                                     [LOGO]





M FUND, INC.
PRESIDENT'S LETTER

August 2, 1997

Dear Contract Owners:

We are pleased to present to you the M Fund, Inc. (the "Company") Semi-Annual Report dated June 30, 1997. The Company has been growing steadily during the course of 1997 with total assets under management reaching over $17.8 million as of June 30, 1997.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Company, have prepared the attached discussion of results for each portfolio of the Company for the period beginning January 1, 1997 and ending June 30, 1997 in addition to their outlook for the last six months of 1997.

Sub-Advisers to the Company are: Edinburgh Fund Managers for the Edinburgh Overseas Equity Fund, Turner Investment Partners for the Turner Core Growth Fund, Frontier Capital Management for the Frontier Capital Appreciation Fund, and Franklin Portfolio Associates for the Enhanced U.S.
Equity Fund.

The M Fund Board of Directors, in coordination with M Financial Investment Advisers, Inc. and M Fund's participating insurance carriers remain committed to providing opportunities to add value to shareholders.

Sincerely,

/s/ Daniel F. Byrne

DANIEL F. BYRNE
President
M Fund, Inc.








                         EDINBURGH OVERSEAS EQUITY FUND

    The Edinburgh Overseas Equity Fund returned 10.33% for the six months ended June 30, 1997. The MSCI EAFE Index returned 11.16% for the same period.

    The outlook for global financial markets continues to be favorable provided inflation, which has been reported at lower than expected levels, remains under control. If this trend can be maintained, the valuations to bonds and equities will not be threatened. In the short term, however, many markets have had very strong runs in the first half of 1997, and a period of consolidation in the summer months is anticipated.

    The Fund benefited from strong stock selection in Continental Europe and, at the country level, its overweight position to Latin America. Total return was dampened due to above average cash balances -- a function of additional cash flow during the quarter.

    Solid economic growth and subdued levels of inflation continue to benefit US corporate earnings. Record mutual fund inflows underpin equity valuations. The strength of the US dollar has benefited Continental European markets although international returns were reduced by currency weakness. In the UK, equities reacted positively to the election of a Labour government. Foreign buying boosts Japanese equities with international returns being further enhanced by the appreciation of the Yen, while the Pacific area experienced mixed fortunes. Hong Kong rose sharply ahead of the handover to China, but economic uncertainties, on the other hand, depressed Malaysia, the Philippines and Thailand.

    World stockmarkets continued to benefit from low levels of inflation and high levels of liquidity in the second quarter. The underlying trend of US interest rates was a powerful factor influencing world markets, and the decision of the Federal Reserve Board to keep interest rates unchanged, acted as a catalyst for higher bond and equity prices.

    Looking further out, we expect economic activity to continue to expand into 1998 but this is likely to lead to global growth being more synchronized than in recent years. As a result, there may be a need for some modest increases in interest rates if inflation is to be kept under control. Provided monetary authorities take the required policy initiatives in advance of serious inflation pressures developing, rather than reacting after the event, bond and equity valuations should remain intact.

EDINBURGH FUND MANAGERS PLC
INVESTMENT SUB-ADVISER TO THE EDINBURGH OVERSEAS EQUITY FUND


                                       2





                          TURNER CORE GROWTH FUND

    The Turner Core Growth Fund returned 11.41% for the six months ended June 30, 1997. The Wilshire 5000 Stock Index returned 17.65% while the average growth fund tracked by Lipper Analytical Services returned 14.28% for the same period.

    The stock market provided investors with unusually disparate returns over the six months ending June 30, 1997. Daily volatility has increased to more normal long-term standards, which is double the abnormally low levels seen in 1995 and 1996. The defining moment this year came on March 25th when the Federal Reserve raised the Fed Funds rate 25 basis points to 5.50%. This action threw both the stock and bond markets into a tailspin for the remainder of March and most of April. The stock market corrected nearly 10 percent and the 30-year Treasury bond sold off to yield 7.17% at its low. The stock market pulled out of the furious decline to post big gains during the second quarter. Contrary to Fed concerns about a possible resurgence of inflation, the economy and stock market continued to chug along without interruption. This was the result of two major factors: (1) investors believed the scenario of moderate economic growth, low inflation, and a strong dollar would continue; and (2) corporations continued to post healthy earnings.

    Once again, market capitalization played a dominant role in differentiating returns throughout the first half of 1997. The S&P 500 Index, which is a capitalization weighted index dominated by the largest companies, returned 20.6% for the first six months of 1997. Conversely, small capitalization stocks earned less than half of their large cap counterparts, growing only 10.2% through the end of June, according to the Russell 2000 Index. Even the Russell Midcap Index suffered relative to large cap stocks, gaining only 12.6%. The worst-performing segment of the market was small capitalization growth stocks, according to the Russell 2000 Growth Index, earning a modest 5.2%.

    In light of our investment approach (with almost half the portfolio in medium cap stocks), it is not surprising that our performance lagged the S&P 500 Index during this type of investment environment.

    As was the case in 1996, we owned most of the handful of large cap, high flying stocks that propelled the equity market during the first half of 1997. Our diversified investment process won't allow us to concentrate a large portion of the portfolio in a small number of securities. As a result, we will always struggle when investors are so narrowly focused on a relatively few very large cap companies. We tend to hold around 100 securities, which will greatly outperform the market when the broad market begins to rally. We have a significant commitment to medium and small cap growth companies, and in fact have increased this commitment since the end of March.

    Stock selection continues to be favorable as the portfolio experiences a higher percentage of companies with rising earnings estimates and a lower percentage of falling earnings estimates than the S&P 500 Index. The incidence of positive earnings surprises has also been better for the portfolio, while experiencing fewer negative earnings surprises than the market. The portfolio is attractively priced with 63 percent higher earnings growth than the S&P 500 compared to only a 23 percent premium in price. We saw the beginning of the recovery in the broad market during June and as of this writing in July. We are optimistic that this recovery will extend for some time, allowing us to generate superior returns.

TURNER INVESTMENT PARTNERS, INC.
INVESTMENT SUB-ADVISER TO THE TURNER CORE GROWTH FUND


                                       3






                    FRONTIER CAPITAL APPRECIATION FUND

The Frontier Capital Appreciation Fund returned 10.34% for the six months ended June 30, 1997. The Russell 2500 Stock Index returned 11.25% for the same period.

    Smaller and medium cap stocks have underperformed the larger cap stocks for a considerable period of time. This trend appeared to reverse in May, although, it is unclear whether small stocks will sustain the momentum initiated.

    We are cautiously optimistic for the balance of 1997. Benefiting the stock market are strong mutual fund inflows and a benign outlook on interest rates and inflation, factors which are expected to remain in place for the foreseeable future. However, we believe corporate profit growth in the S&P 500, which has compounded at 14% annually over the last five years, is not sustainable. We look for earnings growth to begin to track more closely with nominal GDP growth in the 5-6% range. As overall profit growth decelerates, investors increasingly may be willing to pay higher multiples for above average growth, much of which will be found in small and mid cap stocks.

FRONTIER CAPITAL MANAGEMENT CO., INC.
INVESTMENT SUB-ADVISER TO THE FRONTIER CAPITAL APPRECIATION FUND


                                       4






                         ENHANCED U.S. EQUITY FUND

    The Enhanced U.S. Equity Fund returned 16.57% for the six months ended June 30, 1997. The S&P 500 Index returned 20.61% for the same period.

    After a brief though sharp correction in March, the stock market resumed its relentless march to new heights in the second quarter. Records were broken so often that market commentators made only brief mention of the fact. Even small stocks participated in the strong second quarter advance although the indices still lagged their large cap counterparts. Clearly the domestic market finds itself in a veritable sweet-spot wherein the environment is almost perfect for stocks. Favorable factors include low inflation, a firm dollar, a moderately growing economy, healthy profits, and strong cash flows into equity mutual funds. In fact, the outlook seems so bright for equities that we ask ourselves the question -- "can it get any better than this?"

    Here at Franklin Portfolio Associates we have been and continue to be cautious about the stock market. The strength of the advance does little to diminish that attitude. Assuming the first half return for the S&P 500 holds for the full year, the annual return for the market from 1926 will be 10.8%. From 1982 the annual return will be 15.6% and for the three year period the return will 26.9%. With the P/E ratio on the S&P 500 at 20x 1997 estimated earnings of $46, the market is not a bargain. We do not believe that further market gains can come from multiple expansion, so the bullish case needs to be made from earnings growth. Earnings for the S&P 500 have grown at a double digit rate for six consecutive years -- twice the longest string of double digit gains since the index's inception in 1926. The economic expansion is in its sixth year and by all measures is late in the cycle. Thus we have a potential for a double-barrel negative surprise -- a contraction in P/E's and a shortfall in earnings. In our view, the prospect for a contraction in equity prices grows as the market advances.

    Our outlook for the future remains positive despite a short term concern for the level of equity prices. The U.S. economy is structurally sound and we continue to see gains in productivity and efficiency. We have demonstrated an ability to outperform our active manager peers over both short and long time periods and feel confident in our ability to do so in the future.

FRANKLIN PORTFOLIO ASSOCIATES
INVESTMENT SUB-ADVISER TO THE ENHANCED U.S. EQUITY FUND


                                       5









EDINBURGH OVERSEAS EQUITY FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
(PERCENTAGES OF TOTAL NET ASSETS)
JUNE 30, 1997

                                                                        VALUE
SHARES                                                                (NOTE 1)
------                                                               ----------
                       FOREIGN COMMON STOCK -- 90.0%
                        ARGENTINA -- 0.9%
 10,780                 CIADEA SA                                    $   46,360
                                                                     ----------
                        AUSTRALIA -- 3.9%
 15,000                 Gio Australian Holdings Ltd.                     46,417
  3,000                 Lend Lease Corp. Ltd.                            63,399
 34,000                 Orogen Minerals Ltd.                             97,257
                                                                     ----------
                                                                        207,073
                                                                     ----------
                        BRAZIL -- 2.3%
  4,000                 Centrais Electricas Brasileiras SA
                         ADR                                            118,712
                                                                     ----------

                        FRANCE -- 9.3%
  1,500                 AXA-UAP                                          93,338
  1,200                 Elf Aquitaine SA                                129,524
  1,030                 Suez Lyonnaise des Eaux SA                      103,810
  2,000                 Rhone-Poulenc, Class A                           81,719
    740                 Societe Generale                                 82,645
                                                                     ----------
                                                                        491,036
                                                                     ----------
                        GERMANY -- 5.7%
  1,345                 Deutsche Bank AG                                 78,634
    249                 Mannesmann AG                                   111,003
    150                 Siemens AG                                        8,912
    450                 Thyssen AG                                      106,630
                                                                     ----------
                                                                        305,179
                                                                     ----------
                        GREAT BRITAIN -- 15.9%
  9,500                 British Telecommunications Plc.                  70,506
 15,000                 Burton Group Plc.                                29,390
  3,000                 EMI Group Plc.                                   53,789
 10,000                 General Electric Plc.                            59,738
  2,500                 GKN Plc.                                         43,035

                        GREAT BRITAIN (CONTINUED)
  2,000                 Glaxo Wellcome Plc.                          $   41,267
  4,500                 Guinness Plc.                                    44,029
  1,800                 HSBC Holdings Plc.                               55,366
 17,500                 Ladbroke Group Plc.                              68,432
  6,500                 Legal and General Group Plc.                     43,859
 10,000                 Lloyds TSB Group Plc.                           102,502
  3,000                 Scottish & Newcastle Plc.                        32,273
  3,000                 Severn Trent Plc.                                38,813
 11,250                 Shell Transport & Trading Co.                    76,658
  2,400                 Zeneca Group Plc.                                79,313
                                                                     ----------
                                                                        838,970
                                                                     ----------
                        HONG KONG -- 2.5%
  6,000                 Cheung Kong Holdings Ltd.                        59,249
  2,400                 HSBC Holdings Plc.                               72,183
                                                                     ----------
                                                                        131,432
                                                                     ----------
                        ITALY -- 1.7%
 15,700                 Ente Nazionale Indrocarburi Spa.                 88,904
                                                                     ----------
                        JAPAN -- 27.2%
  3,000                 Amada Co., Ltd.                                  26,464
  1,000                 Aoyama Trading Co. Ltd.                          32,141
  1,000                 Best Denki Co. Ltd.                              10,743
  2,000                 Bridgestone Corp.                                46,465
  2,000                 Canon Sales Co., Inc.                            46,640
  1,000                 Canon, Inc.                                      27,250
  5,000                 Daihatsu Motor Co. Ltd.                          29,434
  4,000                 Daiwa Industries Ltd.                            36,333
      6                 DDI Corp.                                        44,334
  1,000                 Fuji Photo Film                                  40,264
  4,000                 Fujikura Ltd.                                    37,382
  3,000                 Hankyu Department Stores                         31,966

                See accompanying notes to financial statements.

                                       6



EDINBURGH OVERSEAS EQUITY FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
(PERCENTAGES OF TOTAL NET ASSETS)
JUNE 30, 1997

                                                                       VALUE
SHARES                                                                (NOTE 1)
------                                                               ----------
                        FOREIGN COMMON STOCK (CONTINUED)
                        JAPAN (CONTINUED)
  4,000                 Hitachi Ltd.                                 $   44,718
  3,000                 Isetan                                           37,207
  2,000                 Kajima Corp.                                     11,721
  2,000                 Matsushita Electric Industrial Co.,
                         Ltd.                                            40,351
  4,000                 Matsushita Electric Works                        45,417
  4,000                 Mitsui Fudosan                                   55,199
  3,000                 Mitsui Trust & Banking                           22,665
  6,000                 Mitsui & Co.                                     57,644
  2,000                 Mori Seiki                                       32,141
  4,000                 NGK Spark Plug                                   43,670
  4,000                 Nihon Cement Co. Ltd.                            19,145
  3,000                 Nippon Comsys Corp.                              44,543
  8,000                 Nippon Sheet Glass Co. Ltd.                      29,486
      5                 Nippon Telegraph & Telephone                     48,037
  3,000                 Nippon Yusen Kabushiki Kaisha                    11,660
  6,000                 Nissan Motors                                    46,587
  3,000                 Nitto Denko Corp.                                58,430
 14,000                 NKK Corp.                                        30,080
  1,000                 Ono Pharmaceutical Co.                           35,285
    720                 People Co. Ltd.                                  24,525
  1,000                 Promise Co. Ltd.                                 57,295
  3,000                 Sekisui Chemical Co.                             30,394
  4,000                 Showa Corp.                                      33,923
  2,000                 Sumitomo Electric Industries                     33,539
 11,000                 Sumitomo Metal Industries                        31,320
  2,000                 Taiyo Yuden Co., Ltd.                            33,015
  1,000                 Terumo Corp.                                     19,127
  1,000                 The Bank of Tokyo Mitsubishi                     20,088
  5,000                 Toei                                             34,281
                                                                     ----------
                                                                      1,440,909
                                                                     ----------

                                                                         VALUE
 SHARES                                                                 (NOTE 1)
 ------                                                                 --------
                        MALAYSIA -- 1.3%
 30,000                 Guinness Anchor Berhad                        $   66,561
                                                                      ----------
                        MEXICO -- 0.7%
  8,000                 Cemex, SA de C.V. -- Class A                      34,410
                                                                      ----------
                        NETHERLANDS -- 5.5%
  2,860                 Ing Groep NV                                     131,928
    995                 Koninklijke Ahold NV                              83,986
  3,330                 Verenigde Nederlandse
                         Uitgeversbedrijven Verenigd
                         Bezit                                            73,664
                                                                      ----------
                                                                         289,578
                                                                      ----------
                        NEW ZEALAND -- 0.6%
 18,000                 Restaurant Brands New Zealand
                         Ltd.*                                            31,124
                                                                      ----------
                        SINGAPORE -- 1.7%
  8,000                 DBS Land Ltd.                                     25,292
  6,120                 Overseas Chinese Banking Corp.                    63,353
                                                                      ----------
                                                                          88,645
                                                                      ----------
                        SPAIN -- 1.3%
    820                 Banco Bilbao Vizcaya, SA                          66,642
                                                                      ----------
                        SWEDEN -- 4.0%
  7,600                 Astra AB, Class A                                141,835
  2,000                 Nordbanken AB                                     67,652
                                                                      ----------
                                                                         209,487
                                                                      ----------
                        SWITZERLAND -- 5.5%
     54                 ABB AG                                            81,771
     60                 Nestle SA                                         79,181
     80                 Novartis                                         127,939
                                                                      ----------
                                                                         288,891
                                                                      ----------
                        TOTAL FOREIGN COMMON
                         STOCK (Cost $4,222,365)                       4,743,913
                                                                      ----------

                See accompanying notes to financial statements.

                                       7



EDINBURGH OVERSEAS EQUITY FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
(PERCENTAGES OF TOTAL NET ASSETS)
JUNE 30, 1997

   FACE                                                   MATURITY      VALUE
  AMOUNT                                            RATE    DATE      (NOTE 1)
  ------                                            ----  -------     --------
            FOREIGN BOND -- 0.9%
            CAYMAN ISLANDS
Y5,000,000  STB Cayman Capital Ltd.
             (Cost $43,213)                         0.50% 10/01/07   $   49,265
                                                                     -----------
            CONVERTIBLE FOREIGN BOND -- 1.0%
            JAPAN
Y6,000,000  Fuji International Finance
             (Cost $53,210)                         0.25% 02/01/02       53,976
                                                                     -----------
            TOTAL INVESTMENTS -- 91.9%
              (Cost $4,318,788)                                       4,847,154
            Other Assets and Liabilities (net) -- 8.1%                  425,705
                                                                     -----------
            TOTAL NET ASSETS -- 100.0%                              $ 5,272,859
                                                                     ===========
            NOTES TO THE PORTFOLIO OF INVESTMENTS:
            ADR American Depositary Receipt
            * Non-income producing security.
            Y-- Japanese Yen.


                See accompanying notes to financial statements.

                                       8



EDINBURGH OVERSEAS EQUITY FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
(PERCENTAGES OF TOTAL NET ASSETS)
JUNE 30, 1997
At June 30, 1997, industry sector diversification of the Edinburgh Overseas Equity Fund's investments as a percentage of net assets was as follows:


                                                       PERCENTAGE OF
            INDUSTRY SECTOR                              NET ASSETS
            ---------------                              ----------
Banking                                                     14.5%
Pharmaceuticals                                              8.4
Electrical Equipment                                         5.7
Oil & Gas                                                    5.6
Automotive                                                   5.5
Beverages, Food & Tobacco                                    4.2
Heavy Machinery                                              3.9
Real Estate                                                  3.9
Insurance                                                    3.5
Financial Services                                           3.0
Metals                                                       3.0
Entertainment & Leisure                                      2.8
Retailers                                                    2.5
Building Materials                                           2.4
Commercial Services                                          2.4
Electric Utilities                                           2.3
Telephone Systems                                            2.2
Chemicals                                                    2.1
Media -- Broadcasting & Publishing                           2.0
Manufacturing                                                2.0
Municipal Services                                           2.0
Communications                                               1.7
Food Retailers                                               1.6
Wholesale Trade                                              1.1
Electronics                                                  1.1
Household Products                                           0.8
Water Companies                                              0.7
Restaurants                                                  0.6
Building & Construction                                      0.2
Transportation                                               0.2
                                                            -----
                                                            91.9%
                                                            =====

                See accompanying notes to financial statements.

                                       9


TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
(PERCENTAGES OF TOTAL NET ASSETS)
JUNE 30, 1997

                                                                          VALUE
 SHARES                                                                  (NOTE 1)
 ------                                                                  --------
                        COMMON STOCKS -- 96.1%
                        AEROSPACE & DEFENSE -- 1.3%
    425                 AlliedSignal, Inc.                              $ 35,700
                                                                        --------
                        AIRLINES -- 1.5%
    770                 Southwest Airlines, Inc.                          19,924
    340                 UAL Corp.*                                        24,331
                                                                        --------
                                                                          44,255
                                                                        --------
                        AUTOMOTIVE -- 1.8%
    820                 Federal-Mogul Corp.                               28,700
    520                 Lear Corp.*                                       23,075
                                                                        --------
                                                                          51,775
                                                                        --------
                        BANKING -- 3.8%
    480                 Associates First Capital Corp.                    26,640
    245                 Citicorp                                          29,538
    300                 First Bank System, Inc.                           25,613
    410                 Nationsbank Corp.                                 26,445
                                                                        --------
                                                                         108,236
                                                                        --------
                        BEVERAGES, FOOD & TOBACCO -- 6.0%
    620                 Archer-Daniels-Midland                            14,570
    640                 Coca-Cola Co.                                     43,200
    300                 ConAgra                                           19,238
    900                 Pepsico, Inc.                                     33,806
    730                 Philip Morris Co.                                 32,394
    330                 Quaker Oats Co.                                   14,809
    630                 Tyson Foods, Inc.                                 12,049
                                                                        --------
                                                                         170,066
                                                                        --------
                        CHEMICALS -- 3.7%
    720                 Dupont (E.I.) de Nemours                          45,270
    910                 Monsanto Co.                                      39,187
    580                 Sigma Aldrich Corp.                               20,336
                                                                        --------
                                                                         104,793
                                                                        --------

                        COMMERCIAL SERVICES -- 5.5%
    800                 AccuStaff, Inc.*                                $ 18,950
    340                 Apollo Group, Inc.*                               11,985
    600                 Browning-Ferris Industries, Inc.                  19,950
    360                 Corrections Corporation of America*               14,310
    710                 Paychex, Inc.                                     26,980
    210                 Quintiles Transnational Corp.*                    14,621
    940                 Service Corp. International                       30,903
    490                 United Waste Systems, Inc.*                       20,090
                                                                        --------
                                                                         157,789
                                                                        --------
                        COMMUNICATIONS -- 3.2%
    630                 ADC Telecommunications, Inc.*                     21,026
  1,020                 AirTouch Communications*                          27,923
    910                 Bay Networks*                                     24,172
  1,260                 Tel-Save Holdings, Inc.*                          19,215
                                                                        --------
                                                                          92,336
                                                                        --------
                        COMPUTER SOFTWARE -- 6.0%
    370                 Autodesk, Inc.                                    14,176
    390                 Automatic Data Processing, Inc.                   18,330
    300                 Compuware Corp.*                                  14,325
    580                 Electronics for Imaging, Inc.*                    27,405
    320                 Microsoft Corp.*                                  40,440
    550                 Oracle Corp.*                                     27,706
    560                 Peoplesoft*                                       29,540
                                                                        --------
                                                                         171,922
                                                                        --------
                        COMPUTERS & INFORMATION -- 3.4%
    410                 HBO & Co.                                         28,239
    540                 Storage Technology Corp.*                         24,030
  1,160                 Sun Microsystems, Inc.*                           43,174
                                                                        --------
                                                                          95,443
                                                                        --------

                See accompanying notes to financial statements.

                                       10


TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
(PERCENTAGES OF TOTAL NET ASSETS)
JUNE 30, 1997

                                                                          VALUE
 SHARES                                                                  (NOTE 1)
 ------                                                                  --------
                        COMMON STOCKS (CONTINUED)
                        CONGLOMERATES -- 1.2%
    830                 Republic Industries, Inc.*                      $ 20,646
    210                 Tyco Lab                                          14,608
                                                                        --------
                                                                          35,254
                                                                        --------
                        COSMETICS & PERSONAL CARE -- 1.6%
    510                 Alberto-Culver Co.                                11,889
    360                 Gillette Co.                                      34,110
                                                                        --------
                                                                          45,999
                                                                        --------
                        ELECTRIC UTILITIES -- 0.9%
    350                 AES Corp.*                                        24,763
                                                                        --------
                        ELECTRONICS -- 9.2%
    270                 Altera Corp.*                                     13,635
    420                 Applied Materials, Inc.*                          29,741
    460                 KLA Instruments Corp.*                            22,425
    820                 Micron Technology, Inc.                           32,749
    510                 Motorola, Inc.                                    38,760
    670                 National Semiconductor Corp.*                     20,519
    150                 SCI Systems, Inc.*                                 9,563
    410                 Tellabs, Inc.*                                    22,909
    450                 Teradyne, Inc.*                                   17,663
    230                 Texas Instruments Inc.                            19,334
    970                 Ultratech Stepper, Inc.*                          22,189
    470                 Vishay Intertechnology, Inc.*                     13,601
                                                                        --------
                                                                         263,088
                                                                        --------
                        ENTERTAINMENT & LEISURE -- 1.6%
    360                 Callaway Golf Co.                                 12,780
    270                 Time Warner, Inc.                                 13,028
    250                 Walt Disney Co.                                   20,063
                                                                        --------
                                                                          45,871
                                                                        --------


                                                                          VALUE
 SHARES                                                                  (NOTE 1)
 ------                                                                  --------
                        FINANCIAL SERVICES -- 3.3%
    570                 American Express Co.                          $   42,465
    560                 Merrill Lynch & Co., Inc.                         33,390
    600                 The Money Store, Inc.                             17,213
                                                                        --------
                                                                          93,068
                                                                        --------
                        FOOD RETAILERS -- 1.0%
    160                 CPC International, Inc.                           14,770
    500                 General Nutrition Co., Inc.*                      14,000
                                                                        --------
                                                                          28,770
                                                                        --------
                        FOREST PRODUCTS & PAPER -- 1.2%
    270                 Champion International Corp.                      14,918
    370                 International Paper Co.                           17,968
                                                                        --------
                                                                          32,886
                                                                        --------
                        HEALTH CARE PROVIDERS -- 2.2%
    450                 Health Management
                         Associates, Inc.*                                12,825
    590                 Healthsouth Corp.*                                14,713
    630                 PhyCor, Inc.*                                     21,696
    470                 Renal Treatment Centers, Inc.*                    12,631
                                                                        --------
                                                                          61,865
                                                                        --------
                        HOME CONSTRUCTION, FURNISHINGS &
                         APPLIANCES -- 0.8%
    310                 Home Depot                                        21,371
                                                                        --------
                        HOUSEHOLD PRODUCTS -- 1.6%
    160                 Clorox Co.                                        21,120
    175                 Procter & Gamble Co.                              24,719
                                                                        --------
                                                                          45,839
                                                                        --------
                        INSURANCE -- 8.4%
    200                 Ace Ltd.                                          14,775
    200                 Aetna, Inc.                                       20,475
    560                 Allstate Corp.                                    40,880


                See accompanying notes to financial statements.

                                       11



TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
(PERCENTAGES OF TOTAL NET ASSETS)
JUNE 30, 1997

                                                                          VALUE
 SHARES                                                                  (NOTE 1)
 ------                                                                  --------
                        COMMON STOCKS (CONTINUED)
                        INSURANCE (CONTINUED)
    180                 American International Group.                 $   26,888
    540                 Conseco, Inc.                                     19,980
    370                 Hartford Life, Inc.*                              13,875
    290                 Oxford Health Plans, Inc*                         20,808
    350                 St. Paul Co., Inc.                                26,688
    540                 SunAmerica, Inc.                                  26,325
    440                 Travelers Group                                   27,748
                                                                        --------
                                                                         238,442
                                                                        --------
                        LODGING -- 1.4%
    490                 HFS, Inc.*                                        28,420
    430                 Hilton Hotels Corp.                               11,422
                                                                        --------
                                                                          39,842
                                                                        --------
                        MEDICAL SUPPLIES -- 0.7%
    340                 Boston Scientific Corp.*                          20,889
                                                                        --------
                        METALS -- 1.1%
    170                 Aluminum Co. of America                           12,814
    260                 Reynolds Metals Co.                               18,525
                                                                        --------
                                                                          31,339
                                                                        --------
                        OFFICE EQUIPMENT -- 0.7%
    460                 Danka Business Systems Plc, ADR                   18,803
                                                                        --------
                        OIL & GAS -- 9.9%
    270                 Amoco                                             23,460
    655                 Exxon                                             40,283
    900                 Global Industries Ltd.*                           21,023
    640                 Louisiana Land &
                         Exploration Corp.                                36,560
    440                 Mobil Corp.                                       30,745
    640                 Ocean Energy, Inc.*                               29,600
    590                 Santa Fe International Corp.*                     20,060
    600                 Tosco Corp.                                       17,963
    800                 Unocal Corp.                                      31,050
    737                 Williams Companies, Inc.                          32,244
                                                                        --------
                                                                         282,988
                                                                        --------


                                                                          VALUE
 SHARES                                                                  (NOTE 1)
 ------                                                                  --------
                        PHARMACEUTICALS -- 4.0%
    360                 Bristol-Myers Squibb Co.                     $    29,160
    280                 Eli Lilly & Co.                                   30,608
    360                 Merck & Co, Inc.                                  37,260
    140                 Warner Lambert Co.                                17,395
                                                                        --------
                                                                         114,423
                                                                        --------
                        RETAILERS -- 3.0%
    540                 Borders Group, Inc.*                              13,028
    220                 CKE Restaurants, Inc.                              6,958
    580                 CompUSA, Inc.*                                    12,470
    380                 CVS Corp.                                         19,475
    260                 Dollar Tree Stores, Inc.*                         13,098
    400                 Walgreen Co.                                      21,450
                                                                        --------
                                                                          86,479
                                                                        --------
                        TELEPHONE SYSTEMS -- 5.3%
    870                 Cincinnati Bell, Inc.                             27,405
    540                 Qwest Communications
                         International, Inc.*                             14,715
    785                 Sprint Corp.                                      41,311
    440                 Teleport Communications*                          15,015
  1,650                 WorldCom, Inc.*                                   52,800
                                                                        --------
                                                                         151,246
                                                                        --------
                        TEXTILES, CLOTHING & FABRICS -- 0.8%
    570                 Sara Lee Corp.                                    23,726
                                                                        --------
                        TOTAL INVESTMENTS -- 96.1% (Cost
                         $2,403,907)                                   2,739,266
                        Other Assets and Liabilities
                         (net) -- 3.9%                                   110,517
                                                                        --------
                        TOTAL  NET  ASSETS  --  100.0%                $2,849,783
                                                                       =========
                        NOTES  TO THE PORTFOLIO  OF  INVESTMENTS:
                        ADR  American Depositary Receipt
                        * Non-income producing security.


                See accompanying notes to financial statements.

                                       12


FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
(PERCENTAGES OF TOTAL NET ASSETS)
JUNE 30, 1997

                                                                          VALUE
 SHARES                                                                  (NOTE 1)
 ------                                                                  --------
                        COMMON STOCKS -- 87.9%
                        AEROSPACE & DEFENSE -- 0.9%
  1,160                 Banner Aerospace, Inc.*                         $ 10,295
  1,700                 BE Aerospace, Inc.*                               53,763
                                                                        --------
                                                                          64,058
                                                                        --------
                        AIRLINES -- 1.0%
  2,420                 American West Holdings Corp.*                     35,090
  2,480                 Mesaba Holdings, Inc.*                            36,580
                                                                        --------
                                                                          71,670
                                                                        --------
                        BUILDING MATERIALS -- 1.3%
  2,460                 Cameron Ashley Building Products*                 34,133
  2,140                 Elcor Corp.                                       59,653
                                                                        --------
                                                                          93,786
                                                                        --------
                        CHEMICALS -- 2.6%
  3,750                 Brunswick Technologies, Inc.*                     35,156
  4,430                 Hexcel Corp.*                                     76,418
    300                 Lesco, Inc.                                        5,550
  1,270                 Spartech Corp.                                    16,510
  3,390                 Wellman, Inc.                                     58,901
                                                                        --------
                                                                         192,535
                                                                        --------
                        COMMERCIAL SERVICES -- 3.6%
  2,100                 Fine Host Corp.*                                  66,150
  2,230                 Jacobs Engineering Group*                         59,931
  1,210                 Lason, Inc.*                                      34,031
  9,900                 Magal Security Systems Ltd.*                      47,025
  2,120                 Protection One, Inc.*                             28,620
    700                 Stone & Webster, Inc.                             29,881
    200                 Youth Services International, Inc.*                2,425
                                                                        --------
                                                                         268,063
                                                                        --------

                                                                          VALUE
 SHARES                                                                  (NOTE 1)
 ------                                                                  --------
                        COMMUNICATIONS -- 8.4%
  3,000                 360 Communications Co.*                         $ 51,375
  1,320                 ADC Telecommunications, Inc.*                     44,055
    580                 AirTouch Communications*                          15,878
  4,530                 Arch Communications Group, Inc.*                  34,541
  1,740                 Boston Technology, Inc.*                          51,439
  3,100                 Coherent Communications
                         Systems Corp.*                                   77,500
    800                 Digital Microwave Corp.*                          24,000
  1,560                 DSC Communications*                               34,710
  3,000                 Harmon Industries, Inc.                           64,500
  1,800                 Omnipoint Corp.*                                  29,925
  3,180                 Scientific-Atlanta, Inc.                          69,563
                        Telefonaktiebolaget LM
  1,800                  Ericsson ADR.                                    70,875
  3,430                 Transaction Network Services, Inc.*               48,449
                                                                        --------
                                                                         616,810
                                                                        --------
                        COMPUTER SOFTWARE -- 8.6%
  5,000                 Broadway & Seymour, Inc.*                         63,125
  1,000                 FileNet Corp.*                                    14,500
  8,600                 ISG International Software
                         Group Ltd.*                                     109,650
  3,840                 Level 8 Systems, Inc.*                            62,400
  4,220                 Network General Corp.*                            62,773
 10,030                 Optika Imaging Systems*                           50,150
  2,070                 Platinum Technology, Inc.*                        27,428
  3,850                 Sandisk Corp.*                                    56,306
  5,200                 State of the Art, Inc.*                           57,200
  5,960                 The Learning Co, Inc.*                            55,875
  4,940                 Wonderware Corp.*                                 69,778
                                                                        --------
                                                                         629,185
                                                                        --------

                See accompanying notes to financial statements.

                                       13


FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)(CONTINUED)
(PERCENTAGES OF TOTAL NET ASSETS)
JUNE 30, 1997

                                                                          VALUE
 SHARES                                                                  (NOTE 1)
 ------                                                                  --------
                        COMMON STOCKS (CONTINUED)
                        COMPUTERS & INFORMATION -- 3.4%
  1,200                 Bell & Howell Co.*                              $ 36,975
    700                 Ciprico, Inc.*                                    10,675
  3,760                 Cirrus Logic, Inc.*                               39,480
  4,330                 Evans & Sutherland Computer Co.*                 120,699
  1,200                 Seagate Technology, Inc.*                         42,225
                                                                        --------
                                                                         250,054
                                                                        --------
                        CONTAINERS & PACKAGING -- 1.0%
  4,990                 US Can Corp.*                                     71,108
                                                                        --------
                        COSMETICS & PERSONAL CARE -- 0.9%
  2,880                 Wesley Jessen VisionCare, Inc.*                   68,760
                                                                        --------
                        ELECTRIC UTILITIES -- 0.5%
    960                 Calenergy, Inc.*                                  36,480
                                                                        --------
                        ELECTRICAL EQUIPMENT -- 2.1%
  4,070                 Encore Wire Corp.*                               124,135
  3,680                 Invivo Corp.*                                     28,520
                                                                        --------
                                                                         152,655
                                                                        --------
                        ELECTRONICS -- 11.9%
  5,300                 Aavid Thermal Technologies*                      109,313
  6,070                 Aeroflex, Inc.*                                   31,109
  1,300                 Atmel Corp.*                                      36,400
  1,000                 Black Box Corp.*                                  40,250
  1,650                 DII Group, Inc.*                                  72,600
  2,600                 Essex International, Inc.*                        72,475
  1,350                 Harman International Industries                   56,869
    340                 Intel Corp.                                       48,216
  1,220                 Lattice Semiconductor*                            68,930
    930                 LSI Logic*                                        29,760
    810                 Maxim Intergrated Products*                       46,069
  1,330                 Oak Industries, Inc.*                             38,238


                                                                          VALUE
 SHARES                                                                  (NOTE 1)
 ------                                                                  --------
                        ELECTRONICS (CONTINUED)
  1,780                 Rogers Corp.*                                   $ 62,745
  2,860                 Semiconductor Packaging
                          Materials*                                      25,383
  6,810                 Spectrum Control, Inc.*                           29,368
  1,760                 Trimble Navigation Ltd*                           31,240
  3,070                 VLSI Technology*                                  72,529
                                                                        --------
                                                                         871,494
                                                                        --------
                        ENTERTAINMENT & LEISURE -- 2.7%
  3,980                 Galoob Lewis Toys, Inc.*                          75,123
  2,820                 International Game Technology                     50,055
  4,710                 Sodak Gaming*                                     69,473
                                                                        --------
                                                                         194,651
                                                                        --------
                        ENVIROMENTAL CONTROLS -- 0.9%
  3,910                 Safety Kleen                                      65,981
                                                                        --------
                        FINANCIAL SERVICES -- 1.1%
  1,500                 Aames Financial Corp.                             27,750
  3,900                 Prime Retail, Inc.                                52,406
                                                                        --------
                                                                          80,156
                                                                        --------
                        FOREST PRODUCTS & PAPER -- 1.0%
  3,460                 Louisiana Pacific Corp.                           73,093
                                                                        --------
                        HEALTH CARE PROVIDERS -- 1.0%
  4,600                 Apple Orthodontix, Inc.*                          41,688
  1,900                 Coventry Corp.*                                   28,738
                                                                        --------
                                                                          70,426
                                                                        --------
                        HEAVY CONSTRUCTION -- 0.6%
  5,580                 Perini Corp.*                                     41,153
                                                                        --------

                See accompanying notes to financial statements.

                                       14


FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)(CONTINUED)
(PERCENTAGES OF TOTAL NET ASSETS)
JUNE 30, 1997

                                                                          VALUE
 SHARES                                                                  (NOTE 1)
 ------                                                                  --------
                        COMMON STOCKS (CONTINUED)
                        HEAVY MACHINERY -- 2.3%
  3,820                 Brown & Sharpe Manufacturing Co.*               $ 57,778
  1,400                 Greenfield Industries, Inc.                       37,800
 12,030                 Insituform Technologies*                          73,684
                                                                        --------
                                                                         169,262
                                                                        --------
                        HOME CONSTRUCTION, FURNISHINGS &
                         APPLIANCES -- 0.9%
  3,520                 Fieldcrest Cannon, Inc.*                          66,880
                                                                        --------
                        INSURANCE -- 3.8%
  1,420                 American Annuity Group, Inc.                      25,560
  1,890                 Conseco, Inc.                                     69,930
  1,200                 HCC Insurance Holdings, Inc.                      32,025
  4,140                 John Alden Financial Corp.                        86,681
  1,900                 Mid Atlantic Medical
                          Services, Inc.*                                 29,569
    980                 United Wisconsin Services                         33,014
                                                                        --------
                                                                         276,779
                                                                        --------
                        MANUFACTURING -- 1.2%
  3,505                 Halter Marine Group, Inc.*                        84,131
  9,630                 Oneita Industries, Inc.*                           3,912
                                                                        --------
                                                                          88,043
                                                                        --------
                        MEDIA -- BROADCASTING &
                         PUBLISHING -- 3.1%
  4,420                 International Imaging Material*                   71,825
  2,265                 Mail-Well, Inc.*                                  64,553
  2,920                 Scientific Games Holdings Corp.*                  60,225
    940                 Viacom, Inc.*                                     28,200
                                                                        --------
                                                                         224,803
                                                                        --------




                                                                          VALUE
 SHARES                                                                  (NOTE 1)
 ------                                                                  --------
                        MEDICAL SUPPLIES -- 1.8%
  4,680                 CNS, Inc.*                                     $  42,705
 14,400                 I-Flow Corp.*                                     56,700
  1,900                 Merit Medical Systems, Inc.*                      12,588
  3,240                 Uroquest Medical Corp.*                           21,060
                                                                        --------
                                                                         133,053
                                                                        --------
                        MEDICAL & BIO-TECHNOLOGY -- 4.2%
  6,910                 American Service Group, Inc.*                     98,468
 10,122                 Interferon Sciences, Inc.*                        91,098
  2,340                 Neoprobe Corp.*                                   32,760
  1,400                 Pharmaceutical Product
                         Development, Inc.*                               30,800
  2,200                 VISX, Inc.*                                       52,250
                                                                        --------
                                                                         305,376
                                                                        --------
                        METALS -- 3.9%
  2,770                 Birmingham Steel Corp.                            42,935
  1,420                 Carpenter Technology                              64,951
  2,400                 General Cable Corp.*                              61,500
  2,300                 J&L Specialty Steel, Inc.                         27,600
  2,200                 Lukens, Inc.                                      41,388
  2,350                 Oregon Steel Mills                                46,853
                                                                        --------
                                                                         285,227
                                                                        --------
                        OIL & GAS -- 3.9%
  2,430                 American Exploration Co.*                         35,539
  1,370                 Carbo Ceramics, Inc.                              37,333
  9,680                 COHO Energy, Inc.*                               102,850
  2,280                 Noble Drilling Corp.*                             51,443
  3,250                 Wiser Oil Co.                                     59,922
                                                                        --------
                                                                         287,087
                                                                        --------


                See accompanying notes to financial statements.

                                       15


FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)(CONTINUED)
(PERCENTAGES OF TOTAL NET ASSETS)
JUNE 30, 1997

                                                                          VALUE
 SHARES                                                                  (NOTE 1)
 ------                                                                  --------

                        COMMON STOCKS (CONTINUED)
                        PHARMACEUTICALS -- 1.7%
  3,180                 Anesta Corp.*                                   $ 60,420
  5,630                 DUSA Pharmaceuticals, Inc.*                       34,836
  1,820                 NeXstar Pharmaceuticals, Inc.*                    25,935
                                                                        --------
                                                                         121,191
                                                                        --------
                        REAL ESTATE -- 3.0%
  1,400                 Boston Properties, Inc.*                          38,500
  6,080                 CB Commercial Real Estate
                         Services Group, Inc.*                           183,920
                                                                        --------
                                                                         222,420
                                                                        --------
                        RETAILERS -- 0.5%
  2,000                 Claire's Stores, Inc.                             35,000
                                                                        --------
                        TELEPHONE SYSTEMS -- 0.6%
  2,940                 Western Wireless Corp.*                           46,673
                                                                        --------
                        TEXTILES, CLOTHING & FABRICS -- 1.1%
  2,200                 Sport-Haley, Inc.*                                36,850
  1,200                 Unifi, Inc.                                       44,850
                                                                        --------
                                                                          81,700
                                                                        --------



                                                                          VALUE
 SHARES                                                                  (NOTE 1)
 ------                                                                  --------
                        TRANSPORTATION -- 1.9%
  3,100                 Celadon Group, Inc.*                          $   35,650
  4,980                 OMI Corp.*                                        47,621
  2,070                 USFreightways Corp.                               53,561
                                                                        --------
                                                                         136,832
                                                                        --------
                        WHOLESALE TRADE -- 0.5%
  1,370                 Central Garden & Pet Co.*                         34,250
                                                                        --------
                        TOTAL INVESTMENTS -- 87.9%
                         (Cost $5,702,692)                             6,426,694
                        Other Assets and Liabilities
                         (net) -- 12.1%                                  881,145
                                                                        --------
                        TOTAL NET ASSETS -- 100.0%                    $7,307,839
                                                                      ==========
                        NOTES TO THE PORTFOLIO OF INVESTMENTS:
                        ADR American Depositary Receipt
                        * Non-income producing security.


                See accompanying notes to financial statements.

                                       16





ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
(PERCENTAGES OF TOTAL NET ASSETS)
JUNE 30, 1997

                                                                          VALUE
 SHARES                                                                  (NOTE 1)
 ------                                                                  --------
                        COMMON STOCKS -- 94.7%
                        AEROSPACE & DEFENSE -- 1.0%
    200                 General Dynamics                               $  15,000
     83                 Lockheed Martin Corp.                              8,596
                                                                        --------
                                                                          23,596
                                                                        --------
                        AUTOMOTIVE -- 1.4%
    900                 Ford Motor Co.                                    33,975
                                                                        --------
                        BANKING -- 7.4%
    100                 Banc One Corp.                                     4,844
    800                 BankAmerica Corp.                                 51,650
    100                 Bankers Trust New York Corp.                       8,700
    200                 Chase Manhattan Corp.                             19,413
    100                 First Union Corp.                                  9,250
    100                 Golden West Financial Corp.                        7,000
    400                 H.F. Ahmanson & Co.                               17,200
    200                 J.P. Morgan & Co., Inc.                           20,875
    500                 Nationsbank Corp.                                 32,250
    200                 PNC Bank Corp.                                     8,325
                                                                        --------
                                                                         179,507
                                                                        --------
                        BEVERAGES, FOOD & TOBACCO -- 4.3%
  1,045                 Archer-Daniels-Midland                            24,558
    500                 Coca-Cola Co.                                     33,750
    400                 Great Atlantic & Pacific Tea Co.                  10,875
    800                 Philip Morris Co.                                 35,500
                                                                        --------
                                                                         104,683
                                                                        --------
                        BUILDING & CONSTRUCTION -- 0.8%
    400                 Centex Corp.                                      16,250
     80                 Martin Marietta Materials Inc.                     2,590
                                                                        --------
                                                                          18,840
                                                                        --------


                                                                          VALUE
 SHARES                                                                  (NOTE 1)
 ------                                                                  --------
                        CHEMICALS -- 2.6%
    500                 Dow Chemical                                    $ 43,563
    300                 Praxair, Inc.                                     16,800
    100                 Sigma Aldrich Corp.                                3,506
                                                                        --------
                                                                          63,869
                                                                        --------
                        COMMERCIAL SERVICES -- 0.8%
    100                 AccuStaff, Inc.*                                   2,369
    300                 Dun & Bradstreet Corp.                             7,875
    300                 Service Corp. International                        9,863
                                                                        --------
                                                                          20,107
                                                                        --------
                        COMMUNICATIONS -- 1.9%
    600                 AirTouch Communications*                          16,425
    432                 Lucent Technologies                               31,131
                                                                        --------
                                                                          47,556
                                                                        --------
                        COMPUTER SOFTWARE -- 1.5%
    200                 Automatic Data Processing, Inc.                    9,400
    100                 Deluxe Corp.                                       3,413
    100                 Microsoft Corp.*                                  12,638
    100                 Oracle Corp.*                                      5,038
    100                 Shared Medical Systems Corp.                       5,400
                                                                        --------
                                                                          35,889
                                                                        --------
                        COMPUTERS & INFORMATION -- 5.7%
    800                 Compaq Computer*                                  79,400
    100                 Data General Corp.*                                2,600
    100                 Dell Computer Corp.*                              11,744
    100                 Storage Technology Corp.*                          4,450
    600                 Sun Microsystems, Inc.*                           22,331
    400                 Tech Data Corp.*                                  12,575
    200                 Western Digital*                                   6,325
                                                                        --------
                                                                         139,425
                                                                        --------

                See accompanying notes to financial statements.

                                       17





ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
(PERCENTAGES OF TOTAL NET ASSETS)
JUNE 30, 1997

                                                                          VALUE
 SHARES                                                                  (NOTE 1)
 ------                                                                  --------
                        COMMON STOCKS (CONTINUED)
                        CONGLOMERATES -- 2.0%
    100                 Dover Corp.                                     $  6,150
    200                 Raychem Corp.                                     14,861
    400                 Tyco Lab                                          27,825
                                                                        --------
                                                                          48,836
                                                                        --------
                        CONTAINERS & PACKAGING -- 0.8%
    200                 Avery-Dennison Corp.                               8,025
    200                 Crown Cork & Seal, Inc.                           10,688
                                                                        --------
                                                                          18,713
                                                                        --------
                        COSMETICS & PERSONAL CARE -- 0.4%
    100                 Gillette Co.                                       9,475
                                                                        --------
                        ELECTRIC UTILITIES -- 5.8%
    100                 Consolidated Edison of New York                    2,944
    700                 Entergy Corp.                                     19,163
  1,300                 Houston Industries, Inc.                          27,869
    400                 Northern States Power Co.                         20,700
  1,000                 PacifiCorp                                        22,000
    400                 PP&L Resources, Inc.                               7,975
  1,300                 Public Service Enterprise
                         Group, Inc.                                      32,500
    400                 Unicom Corp.                                       8,900
                                                                        --------
                                                                         142,051
                                                                        --------
                        ELECTRICAL EQUIPMENT -- 1.1%
    400                 General Electric                                  26,150
                                                                        --------
                        ELECTRONICS -- 2.9%
    500                 Intel Corp.                                       70,906
                                                                        --------
                        ENTERTAINMENT & LEISURE -- 1.3%
    400                 Walt Disney Co.                                   32,100
                                                                        --------


                                                                          VALUE
 SHARES                                                                  (NOTE 1)
 ------                                                                  --------

                        FINANCIAL SERVICES -- 1.9%
    300                 Green Tree Financial Corp.                     $  10,688
    660                 Morgan Stanley, Dean Witter,
                         Discover and Co.                                 28,421
    200                 Providian Financial Corp.                          6,425
                                                                        --------
                                                                          45,534
                                                                        --------
                        FOOD RETAILERS -- 1.4%
    100                 Interstate Bakeries Corp.                          5,931
    800                 Supervalu, Inc.                                   27,600
                                                                        --------
                                                                          33,531
                                                                        --------
                        HEALTH CARE PROVIDERS -- 1.9%
    400                 Beverly Enterprises*                               6,500
    400                 Columbia/HCA Healthcare Corp.                     15,725
    400                 Healthsouth Corp.*                                 9,975
    300                 Wellpoint Health Networks, Inc.*                  13,763
                                                                        --------
                                                                          45,963
                                                                        --------
                        HEAVY MACHINERY -- 3.0%
    200                 Caterpiller, Inc.                                 21,475
    300                 Cooper Industries, Inc.                           14,925
    600                 Ingersoll Rand Co.                                37,050
                                                                        --------
                                                                          73,450
                                                                        --------
                        HOME CONSTRUCTION, FURNISHINGS &
                         APPLIANCES -- 1.7%
    500                 Home Depot                                        34,469
    300                 Oakwood Homes Corp.                                7,200
                                                                        --------
                                                                          41,669
                                                                        --------
                        HOUSEHOLD PRODUCTS -- 0.8%
    150                 Blyth Industries, Inc.*                            5,063
    100                 Procter & Gamble Co.                              14,125
                                                                        --------
                                                                          19,188
                                                                        --------

                See accompanying notes to financial statements.

                                       18





ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
(PERCENTAGES OF TOTAL NET ASSETS)
JUNE 30, 1997

                                                                          VALUE
 SHARES                                                                  (NOTE 1)
 ------                                                                  --------
                        COMMON STOCKS (CONTINUED)
                        INSURANCE -- 9.2%
     87                 Aegon N.V. ARS                                  $  6,087
    100                 Allstate Corp.                                     7,300
    600                 American International Group                      89,625
    300                 CIGNA Corp.                                       53,250
  1,099                 Travelers Group                                   69,306
                                                                        --------
                                                                         225,568
                                                                        --------
                        LODGING -- 1.0%
    400                 HFS, Inc.*                                        23,200
                                                                        --------
                        MEDIA -- BROADCASTING &
                         PUBLISHING -- 2.4%
    200                 Gannett Co., Inc.                                 19,750
    400                 Kingworld Productions, Inc.                       14,000
    200                 Knight-Ridder, Inc.                                9,813
    300                 Tribune Co.                                       14,419
                                                                        --------
                                                                          57,982
                                                                        --------
                        MEDICAL SUPPLIES -- 1.6%
    400                 Alza Corp.*                                       11,600
    300                 Tenet Healthcare Corp.*                            8,869
    500                 US Surgical Corp.                                 18,625
                                                                        --------
                                                                          39,094
                                                                        --------
                        METALS -- 1.8%
    200                 Nucor Corp.                                       11,300
    100                 Phelps Dodge Corp.                                 8,519
    700                 USX-US Steel Group, Inc.                          24,544
                                                                        --------
                                                                          44,363
                                                                        --------



                                                                          VALUE
 SHARES                                                                  (NOTE 1)
 ------                                                                  --------
                        OFFICE EQUIPMENT -- 0.9%
  1,100                 Moore Corp. Ltd                                 $ 21,656
                                                                        --------
                        OIL & GAS -- 9.5%
    200                 Atlantic Richfield Co.                            14,100
    200                 Baker Hughes, Inc.                                 7,738
    700                 Burlington Resources, Inc.                        30,888
    800                 Exxon                                             49,200
    100                 Halliburton Co.                                    7,925
    200                 Helmerich & Payne, Inc.                           11,525
    100                 Imperial Oil Ltd                                   5,138
    100                 Noram Energy Corp.                                 1,525
    400                 Pennzoil                                          30,700
    300                 Phillips Petroleum Co.                            13,125
    400                 Royal Dutch Petroleum                             21,750
    100                 Texaco                                            10,875
    200                 Union Pacific Resources
                         Group, Inc.                                       4,975
    300                 USX-Marathon Group                                 8,663
    200                 Western Atlas, Inc.*                              14,650
                                                                        --------
                                                                         232,777
                                                                        --------
                        PHARMACEUTICALS -- 7.6%
    400                 Abbott Laboratories                               26,700
    200                 American Home Products Corp.                      15,300
    100                 Amgen, Inc.*                                       5,813
    900                 Johnson & Johnson                                 57,938
    800                 Merck & Co, Inc.                                  82,800
                                                                        --------
                                                                         188,551
                                                                        --------
                        RESTAURANTS -- 0.1%
    300                 Ryans Family Steak House, Inc*                     2,569
                                                                        --------

                See accompanying notes to financial statements.

                                       19





ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
(PERCENTAGES OF TOTAL NET ASSETS)
JUNE 30, 1997

                                                                          VALUE
 SHARES                                                                  (NOTE 1)
 ------                                                                  --------
                        RETAILERS -- 6.5%
    500                 Costco Co., Inc.*                               $ 16,438
  1,100                 Dayton-Hudson Corp.                               58,506
    300                 Federated Department Stores*                      10,425
    250                 Snap-On, Inc.                                      9,844
    400                 TJX Co., Inc.                                     10,550
  1,100                 Wal-Mart Stores, Inc.                             37,194
    700                 Woolworth Corp.*                                  16,800
                                                                        --------
                                                                         159,757
                                                                        --------
                        TELEPHONE SYSTEMS -- 1.0%

    100                 Bell Atlantic Corp.                                7,588
    500                 WorldCom, Inc.*                                   16,000
                                                                        --------
                                                                          23,588
                                                                        --------
                        TEXTILES, CLOTHING & FABRICS -- 0.3%
    100                 Liz Claiborne                                      4,663
    100                 Russell Corp.                                      2,963
                                                                        --------
                                                                           7,626
                                                                        --------




                                                                          VALUE
 SHARES                                                                  (NOTE 1)
 ------                                                                  --------

                        TRANSPORTATION -- 0.4%
    100                 Union Pacific Corp.                           $    7,050
    100                 Yellow Corp.*                                      2,238
                                                                        --------
                                                                           9,288
                                                                        --------
                        TOTAL INVESTMENTS -- 94.7%
                         (Cost 1,936,296)                              2,311,032
                        Other Assets and Liabilities
                         (net) -- 5.3%                                   130,927
                                                                        --------
                        TOTAL NET ASSETS -- 100.0%                     2,441,959
                                                                       =========
                        NOTES TO THE PORTFOLIO OF INVESTMENTS:
                        ARS American Registered Shares
                        * Non-income producing security.

                See accompanying notes to financial statements.

                                       20






M FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1997


                                                           EDINBURGH                FRONTIER CAPITAL    ENHANCED
                                                            OVERSEAS   TURNER CORE    APPRECIATION     U.S. EQUITY
                                                          EQUITY FUND  GROWTH FUND        FUND            FUND
                                                          -----------  -----------  ----------------   ----------
ASSETS:
   Investments, at value (Note 1)* -- see accompanying
     Portfolio of Investments ........................   $ 4,847,154    $ 2,739,266   $ 6,426,694    $ 2,311,032
   Cash ..............................................       472,293         14,889     1,126,340         55,255
   Foreign currency, at value (Note 1)** .............       122,829           --            --             --
   Receivable from:
       Securities sold ...............................       124,600         43,747           844          8,801
       Capital stock subscriptions ...................          --            1,838          --            6,642
       Dividends and interest ........................        14,360          2,477         5,068          4,224
       Investment Adviser (Note 2) ...................        29,709         38,078        16,402         32,155
   Deferred organization expense .....................        71,188         71,188        71,188         71,188
                                                         -----------    -----------   -----------    -----------
          Total assets ...............................     5,682,133      2,911,483     7,646,536      2,489,297
                                                         -----------    -----------   -----------    -----------
LIABILITIES:
   Payable for securities purchased ..................       393,906         45,384       329,536         35,171
   Capital stock redemptions .........................           311           --             299           --
   Accrued expenses and other liabilities ............        15,057         16,316         8,862         12,167
                                                         -----------    -----------   -----------    -----------
          Total liabilities ..........................       409,274         61,700       338,697         47,338
                                                         -----------    -----------   -----------    -----------
NET ASSETS ...........................................   $ 5,272,859    $ 2,849,783   $ 7,307,839    $ 2,441,959
                                                         ===========    ===========   ===========    ===========
Net assets consist of:
   Paid-in capital ...................................   $ 4,829,326    $ 2,482,267   $ 6,586,436    $ 1,948,066
   Undistributed net investment income
     (distributions in excess of net investment
     income) .........................................        33,735          7,283        (1,953)        13,771
   Accumulated net realized gain (loss) on investments
     and foreign currency transactions ...............      (118,361)        24,874          (646)       105,386
   Net unrealized appreciation on investments,
     forward currency contracts, and net other assets        528,159        335,359       724,002        374,736
                                                         -----------    -----------   -----------    -----------
NET ASSETS ...........................................   $ 5,272,859    $ 2,849,783   $ 7,307,839    $ 2,441,959
                                                         ===========    ===========   ===========    ===========
SHARES OUTSTANDING ...................................       483,700        220,629       529,059        176,820
                                                         ===========    ===========   ===========    ===========
Net asset value, offering price and redemption price
  per share ..........................................   $     10.90    $     12.92   $     13.81    $     13.81
                                                         ===========    ===========   ===========    ===========
 * Cost of investments ...............................   $ 4,318,788    $ 2,403,907   $ 5,702,692    $ 1,936,296
** Cost of foreign currency ..........................   $   123,484           --            --             --

            See accompanying notes to the financial statements.

                                       21




M FUND, INC.
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 1997


                                                       EDINBURGH                 FRONTIER CAPITAL   ENHANCED
                                                        OVERSEAS    TURNER CORE    APPRECIATION   U.S. EQUITY
                                                      EQUITY FUND   GROWTH FUND       FUND           FUND
                                                      -----------   -----------       ----           ----
INVESTMENT INCOME:
   Interest ........................................   $  10,913    $   2,557      $  21,633    $   1,654
   Dividends* ......................................      46,616       12,298          8,235       19,423
                                                       ---------    ---------      ---------    ---------
          Total investment income ..................      57,529       14,855         29,868       21,077
                                                       ---------    ---------      ---------    ---------
EXPENSES:
   Investment Advisory fee (Note 2) ................      20,860        5,465         24,904        5,580
   Custody and administration fees .................      58,380       54,442         52,132       48,930
   Professional fees ...............................      10,216        9,224          9,224        9,224
   Shareholder reporting ...........................       2,717        2,717          2,717        2,717
   Directors' fees and expenses ....................       4,215        4,215          4,215        4,215
   Amortization of organization costs ..............      10,208       10,208         10,208       10,208
   Other ...........................................       3,323        3,323          3,323        3,323
                                                       ---------    ---------      ---------    ---------
          Total expenses ...........................     109,919       89,594        106,723       84,197
   Less: Expenses reimbursable by the Adviser (Note 2)
                                                         (84,092)     (81,092)       (74,902)     (76,081)
                                                       ---------    ---------      ---------    ---------
   Net operating expenses ..........................      25,827        8,502         31,821        8,116
                                                       ---------    ---------      ---------    ---------
NET INVESTMENT INCOME (LOSS) .......................      31,702        6,353         (1,953)      12,961
                                                       ---------    ---------      ---------    ---------
REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
       Investment transactions .....................     (14,385)      23,293         50,867       74,620
       Foreign currency transactions ...............      13,808         --             --           --
                                                       ---------    ---------      ---------    ---------
          Net realized gain (loss) .................        (577)      23,293         50,867       74,620
                                                       ---------    ---------      ---------    ---------
   Net change in unrealized appreciation
     (depreciation) on:
       Investments .................................     452,779      255,058        558,816      239,200
       Forward currency and net other assets .......        (218)        --             --           --
                                                       ---------    ---------      ---------    ---------
          Net unrealized appreciation during the
           period ..................................     452,561      255,058        558,816      239,200
                                                       ---------    ---------      ---------    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ............     451,984      278,351        609,683      313,820
                                                       ---------    ---------      ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS .......................................   $ 483,686    $ 284,704      $ 607,730    $ 326,781
                                                       =========    =========      =========    =========
 * Net of foreign taxes withheld of:                   $   6,819         --             --      $      88


            See accompanying notes to the financial statements.

                                       22



M FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS


                                                                      EDINBURGH OVERSEAS              TURNER CORE
                                                                         EQUITY FUND                  GROWTH FUND
                                                                         -----------                  -----------
                                                                  SIX MONTHS                  SIX MONTHS
                                                                     ENDED        PERIOD         ENDED         PERIOD
                                                                   JUNE 30,        ENDED       JUNE 30,        ENDED
                                                                     1997      DECEMBER 31,      1997       DECEMBER 31,
                                                                   UNAUDITED      1996(a)      UNAUDITED      1996(a)
                                                                   ---------      -------      ---------      -------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
   Net investment income (loss) ..............................   $    31,702    $    16,426    $     6,353    $     9,868
   Net realized gain (loss) on investment and foreign
     currency transactions ...................................          (577)      (115,841)        23,293         60,656
   Net change in unrealized appreciation on
     investments, forward currency contracts,
     foreign currency, and other assets ......................       452,561         75,598        255,058         80,301
                                                                 -----------    -----------    -----------    -----------
   Net increase (decrease) in net assets resulting
     from operations .........................................       483,686        (23,817)       284,704        150,825
                                                                 -----------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ................................          --          (18,231)          --           (9,844)
   From net realized capital gains ...........................          --             --             --          (59,075)
                                                                 -----------    -----------    -----------    -----------
          Total distributions to shareholders ................          --          (18,231)          --          (68,919)
                                                                 -----------    -----------    -----------    -----------
FUND SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold .................................     2,375,112      3,391,448      1,112,380      3,875,674
   Net asset value of shares issued on reinvestment
     of distributions ........................................        18,231           --           68,919           --
   Cost of shares repurchased ................................      (781,367)      (212,203)      (619,151)    (1,974,649)
                                                                 -----------    -----------    -----------    -----------
   Net increase in net assets resulting from Fund
     share transactions ......................................     1,611,976      3,179,245        562,148      1,901,025
                                                                 -----------    -----------    -----------    -----------
TOTAL CHANGE IN NET ASSETS ...................................     2,095,662      3,137,197        846,852      1,982,931
NET ASSETS:
   Beginning of period .......................................     3,177,197         40,000      2,002,931         20,000
                                                                 -----------    -----------    -----------    -----------
   End of period* ............................................     5,272,859      3,177,197      2,849,783      2,002,931
                                                                 ===========    ===========    ===========    ===========
  * Including undistributed net investment income
    (distributions in excess of net investment income)
    of:                                                          $    33,735    $     2,033    $     7,283    $       930
(a) Funds commenced operations on January 4, 1996


            See accompanying notes to the financial statements.

                                       23




M FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                          FRONTIER CAPITAL              ENHANCED U.S.
                                                                          APPRECIATION FUND              EQUITY FUND
                                                                          -----------------              -----------
                                                                      SIX MONTHS                  SIX MONTHS
                                                                        ENDED         PERIOD         ENDED         PERIOD
                                                                       JUNE 30,        ENDED       JUNE 30,        ENDED
                                                                         1997      DECEMBER 31,      1997       DECEMBER 31,
                                                                      UNAUDITED       1996(a)      UNAUDITED      1996(a)
                                                                      ---------       -------      ---------      -------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
   Net investment income (loss) ..............................   $    (1,953)   $    (5,885)   $    12,961    $    16,304
   Net realized gain (loss) on investment and foreign
     currency transactions ...................................        50,867         75,231         74,620         83,462
   Net change in unrealized appreciation on
     investments, forward currency contracts,
     foreign currency, and other assets ......................       558,816        165,186        239,200        135,536
                                                                 -----------    -----------    -----------    -----------
   Net increase (decrease) in net assets resulting
     from operations .........................................       607,730        234,532        326,781        235,302
                                                                 -----------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ................................          --             --             --          (16,399)
   From net realized capital gains ...........................          --         (121,789)          --          (52,695)
                                                                 -----------    -----------    -----------    -----------
          Total distributions to shareholders ................          --         (121,789)          --          (69,094)
                                                                 -----------    -----------    -----------    -----------
FUND SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold .................................     5,988,161      4,878,023        710,748      1,397,149
   Net asset value of shares issued on reinvestment
     of distributions ........................................       121,789           --           69,094           --
   Cost of shares repurchased ................................    (2,415,784)    (2,004,823)      (246,805)        (1,216)
                                                                 -----------    -----------    -----------    -----------
   Net increase in net assets resulting from Fund
     share transactions ......................................     3,694,166      2,873,200        533,037      1,395,933
                                                                 -----------    -----------    -----------    -----------
TOTAL CHANGE IN NET ASSETS ...................................     4,301,896      2,985,943        859,818      1,562,141
NET ASSETS:
   Beginning of period .......................................     3,005,943         20,000      1,582,141         20,000
                                                                 -----------    -----------    -----------    -----------
   End of period* ............................................     7,307,839      3,005,943      2,441,959      1,582,141
                                                                 ===========    ===========    ===========    ===========
  * Including undistributed net investment income
    (distributions in excess of net investment income)
    of:                                                          $    (1,953)          --      $    13,771    $       810
(a) Funds commenced operations on January 4, 1996


            See accompanying notes to the financial statements.

                                       24




M FUND, INC.
FINANCIAL HIGHLIGHTS


                                                        EDINBURGH OVERSEAS              TURNER CORE
                                                           EQUITY FUND                  GROWTH FUND
                                                           -----------                  -----------
                                                    SIX MONTHS                  SIX MONTHS
                                                       ENDED        PERIOD         ENDED         PERIOD
                                                     JUNE 30,        ENDED       JUNE 30,        ENDED
                                                       1997      DECEMBER 31,      1997       DECEMBER 31,
                                                     UNAUDITED      1996(a)      UNAUDITED      1996(a)
                                                     ---------      -------      ---------      -------
NET ASSET VALUE, BEGINNING OF PERIOD                    $9.88        $10.00        $11.60         $10.00
                                                      -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ......................   0.06          0.06          0.03          0.06
   Net realized and unrealized gain (loss) on
     investments .....................................   0.96         (0.12)         1.29          1.94
                                                      -------       -------       -------       -------
          Total from investment operations ...........   1.02         (0.06)         1.32          2.00
                                                      -------       -------       -------       -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ........................  --            (0.06)        --            (0.06)
   From net realized gains ...........................  --            --            --            (0.34)
                                                      -------       -------       -------       -------
          Total distributions ........................  --            (0.06)        --            (0.40)
                                                      -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD .......................$ 10.90       $  9.88       $ 12.92       $ 11.60
                                                      =======       =======       =======       =======
TOTAL RETURN* ........................................  10.33%        (0.63)%       11.41%        19.99%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's) .................$ 5,273       $ 3,177       $ 2,850       $ 2,003
   Net expenses to average daily net assets before
     interest expense** ..............................   1.30%         1.30%         0.70%         0.70%
   Net expenses to average daily net assets after
     interest expense** ............................... --             1.30%        --             0.78%
   Net investment income (loss) to average daily net
     assets** .........................................  1.59%         0.67%         0.52%         0.55%
   Portfolio turnover rate ............................    38%           65%          102%          258%
   Average commission rate paid*** ...................$0.0385       $0.0474       $0.0599       $0.0600
   Without  the  reimbursement  of  expenses  by the
    adviser,  the ratio of net expenses and net
    investment  income (loss) to average net assets
    would have been:
       Expenses before interest expense ................ 5.53%         7.34%         7.38%         8.51%
       Net investment income (loss) ....................(2.64)%       (5.37)%       (6.16)%       (7.26)%



(a) Funds commenced operations on January 4, 1996
  * Not annualized
 ** Annualized
*** Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged. Amount is computed on a non annualized basis.

               See accompanying notes to the financial statements.

                                       25



M FUND, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)


                                                         FRONTIER CAPITAL              ENHANCED U.S.
                                                        APPRECIATION FUND               EQUITY FUND
                                                        -----------------               -----------
                                                    SIX MONTHS                  SIX MONTHS
                                                       ENDED        PERIOD         ENDED         PERIOD
                                                     JUNE 30,        ENDED       JUNE 30,        ENDED
                                                       1997      DECEMBER 31,      1997       DECEMBER 31,
                                                     UNAUDITED      1996(a)      UNAUDITED      1996(a)
                                                     ---------      -------      ---------      -------
NET ASSET VALUE, BEGINNING OF PERIOD ...............   $12.52        $10.00        $11.85         $10.00
                                                       ------        ------        ------         ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) .....................    0.00          0.00          0.07          0.12
   Net realized and unrealized gain (loss) on
     investments ...................................     1.29          3.03          1.89          2.25
                                                       ------        ------        ------         ------
          Total from investment operations .........     1.29          3.03          1.96          2.37
                                                       ------        ------        ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income .......................   --            --            --            (0.12)
   From net realized gains ..........................   --            (0.51)        --            (0.40)
                                                       ------        ------        ------         ------
          Total distributions .......................   --            (0.51)        --            (0.52)
                                                       ------        ------        ------         ------
NET ASSET VALUE, END OF PERIOD ...................... $ 13.81       $ 12.52       $ 13.81       $ 11.85
                                                      =======       =======       =======       =======
TOTAL RETURN* .......................................   10.34%        30.31%        16.57%        23.67%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's) ................ $ 7,308       $ 3,006       $ 2,442       $ 1,582
   Net expenses to average daily net assets before
     interest expense** .............................    1.15%         1.15%         0.80%         0.80%
   Net expenses to average daily net assets after
     interest expense** ..............................  --             1.20%        --             0.80%
   Net investment income (loss) to average daily net
     assets** ........................................  (0.07)%       (0.30)%        1.28%         1.43%
   Portfolio turnover rate ...........................     44%          140%           35%           79%
   Average commission rate paid*** ...................$0.0380       $0.0362       $0.0347       $0.0227
   Without  the  reimbursement  of  expenses  by
     the  adviser,  the ratio of net expenses and
     net investment  income (loss) to average net
     assets would have been:
       Expenses before interest expense ...............  3.86%         8.19%         8.30%        12.45%
       Net investment income (loss) ................... (2.78)%       (7.34)%       (6.22)%      (10.22)%



(a) Funds commenced operations on January 4, 1996
  * Not annualized
 ** Annualized
*** Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged. Amount is computed on a non annualized basis.

               See accompanying notes to the financial statements.

                                       26





M FUND, INC.
NOTES TO FINANCIAL STATEMENT (UNAUDITED)



M Fund, Inc. (the "Company") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company consists of four separate diversified investment portfolios: Edinburgh Overseas Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Enhanced U.S. Equity Fund, (the "Funds"), each of which is, in effect, a separate mutual fund. All of the Funds commenced operations on January 4, 1996.

The Company offers its shares to separate accounts of certain insurance companies as the underlying funding vehicle for certain variable annuity and variable life insurance policies offered by members of M Financial Group and issued by certain life insurance companies affiliated with M Financial Group. Shares of the Company may also be sold to qualified pension and retirement plans. Currently shares of the Company are offered only to separate accounts funding variable annuity contracts issued by John Hancock Variable Life Insurance Co. and Pacific Mutual Life Insurance Co.

Each of the Funds' investment objective seeks long term capital appreciation or total return. Edinburgh Overseas Equity Fund's investment objective is long-term capital appreciation with reasonable investment risk through active management and investment in common stocks and common stock equivalents of foreign issuers, Turner Core Growth Fund seeks long-term capital appreciation through a diversified portfolio of common stocks that show strong earning potential with reasonable market prices, Frontier Capital Appreciation Fund seeks maximum capital appreciation through investment in common stocks of companies of all sizes, with emphasis on stocks of small to medium capitalization companies (i.e. companies with market capitalization of less than $3 billion), Enhanced U.S. Equity Fund's objective is above market total return through investment in common stock of companies perceived to provide a return higher than that of the S&P 500 at approximately the same level of investment risk as the S&P 500.

1. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

PORTFOLIO VALUATION

Equity securities and other similar investments traded on a recognized U.S. or foreign securities exchange or the National Association of Securities Dealers Automated Quotation System (NASDAQ) are valued at their last sale price on the principal exchange on which they are traded or NASDAQ


                                       27





M FUND, INC.
NOTES TO FINANCIAL STATEMENT (UNAUDITED) (CONTINUED)


1. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

NASDAQ is the principal market for such securities). If no sale occurs, equities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price. Equities traded on a foreign exchange, for which no sale occurs, are valued at the official bid price. Unlisted equity securities for which market quotations are readily available are valued at the last sale price or, if no sale occurs, at the mean between the last bid and asked price. Debt securities and other fixed-income investments of the Funds will be valued at prices supplied by independent pricing agents approved by the Board of Directors. Short-term obligations maturing in sixty days or less are valued at amortized cost. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which there are no readily available market quotations or whose market value does not, in the Adviser's opinion, reflect fair value, are valued at fair value using methods determined in good faith by the Board of Directors.

REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (i.e. collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

FOREIGN CURRENCY

Edinburgh Overseas Equity Fund and Enhanced U.S. Equity Fund may invest in non U.S. dollar denominated assets. Foreign currencies, investments and other assets and liabilities of the Fund are translated into U.S. dollars at the exchange rates available at twelve noon Eastern Time. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency


                                       28



M FUND, INC.
NOTES TO FINANCIAL STATEMENT (UNAUDITED) (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions.

FORWARD FOREIGN CURRENCY CONTRACTS

Edinburgh Overseas Equity Fund may enter into forward foreign currency exchange contracts. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts can limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Most expenses of the Company can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between funds in the Company.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may


                                       29




M FUND, INC.
NOTES TO FINANCIAL STATEMENT (UNAUDITED) (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

differ from generally accepted accounting principles. These differences are primarily due to differingtreatments of income and gains on various investment securities held by each Fund, timing differences, including the deferral of wash sales and the deferral of net realized capital losses recognized subsequent to October and differing characterization of distributions made by each Fund. Permanent differences relating to shareholder distributions will result in reclassifications to paid-in capital.

FEDERAL INCOME TAXES

The Funds intend to continue to qualify as a regulated investment company, by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income tax is necessary.

2. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into an investment advisory agreement (the "Advisory Agreement") with M Financial Investment Advisers, Inc. (the "Adviser"). The Advisory Agreement provides for the Funds to pay the Adviser a quarterly fee at an annual rate of the value of each Fund's average daily net assets as follows:


             FUND                                  TOTAL ADVISORY FEES
             ----                                  -------------------

Edinburgh Overseas Equity Fund           1.05% on the first $10 million
                                         0.90% on the next $15 million
                                         0.75% on the next $75 million
                                         0.60% on amounts above $100 million

Turner Core Growth Fund                  0.45%

Frontier Capital Appreciation
Fund                                     0.90%

Enhanced U.S. Equity Fund                0.55% on the first $25 million
                                         0.45% on the next $75 million
                                         0.30% on amounts above $100 million

The Adviser has engaged Edinburgh Fund Managers plc., Turner Investment Partners, Inc., Frontier Capital Management Company, Inc., and Franklin Portfolio Associates L.L.C. to act as sub-advisers to provide day to day portfolio management for the Edinburgh Overseas Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Enhanced U.S. Equity Fund, respectively.


                                       30




M FUND, INC.
NOTES TO FINANCIAL STATEMENT (UNAUDITED) (CONTINUED)


2. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES -- (CONTINUED)

The Adviser has voluntarily undertaken to waive or otherwise reimburse the Edinburgh Overseas Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Enhanced U.S. Equity Fund for their operating expenses, exclusive of advisory fees, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses, to the extent that they exceed 0.25% of the average daily net assets of the Fund through December 31, 1997.

No officer, director or employee of the Adviser, or sub-advisers receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each Director who is not an officer or employee of the Adviser and their affiliates, $8,000 per annum plus $500 per meeting attended and reimburses each such Director for travel and out-of-pocket expenses.

3. PURCHASES AND SALES OF SECURITIES

Costs of purchases and proceeds from sales of investment securities, excluding short-term investments, for the period January 1, 1997 through June 30, 1997, were as follows:


                                                                PURCHASES      SALES
                                                                ---------      -----
Edinburgh Overseas Equity Fund                                $ 2,963,674  $ 1,335,958
Turner Core Growth Fund                                         2,862,377    2,287,963
Frontier Capital Appreciation Fund                              5,271,065    2,150,498
Enhanced U.S. Equity Fund                                       1,339,752      650,959

At June 30, 1997, aggregated gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:


                                                FEDERAL      TAX BASIS      TAX BASIS
                                                 INCOME      UNREALIZED     UNREALIZED    NET UNREALIZED
                                                TAX COST    APPRECIATION   DEPRECIATION    APPRECIATION
                                                --------    ------------   ------------    ------------
Edinburgh Overseas Equity Fund                $ 4,318,788    $ 600,385     $  (72,019)      $  528,366
Turner Core Growth Fund                         2,403,907      351,158        (15,799)         335,359
Frontier Capital Appreciation Fund              5,702,692      968,306       (244,304)         724,002
Enhanced U.S. Equity Fund                       1,936,296      395,678        (20,942)         374,736

                                       31



M FUND, INC.
NOTES TO FINANCIAL STATEMENT (UNAUDITED) (CONTINUED)


4. SHARES OF BENEFICIAL INTEREST

For the period January 1, 1997 through June 30, 1997 an unlimited number of shares of beneficial interest without par value were authorized. Changes in shares of beneficial interest were as follows:


                                            EDINBURGH OVERSEAS                            TURNER CORE
                                               EQUITY FUND                                GROWTH FUND
                                               -----------                                -----------
                                  FOR THE PERIOD       FOR THE PERIOD       FOR THE PERIOD        FOR THE PEIROD
                                 JANUARY 1, 1997-     JANUARY 4, 1996-     JANUARY 1, 1997-      JANUARY 4, 1996-
                                   JUNE 30, 1997    DECEMBER 31, 1996(a)     JUNE 30, 1997     DECEMBER 31, 1996(a)
                                   -------------    --------------------     -------------     --------------------
Shares sold                           238,854              338,734               92,652               358,098
Shares repurchased                    (78,559)             (21,193)             (50,630)             (187,484)
Distributions reinvested                1,864                --                   5,993                 --
                                      -------              -------              -------
Net increase                          162,159              317,541               48,015               170,614
Fund shares:
   Beginning of period                321,541                4,000              172,614                 2,000
                                      -------              -------              -------                 -----
   End of period                      483,700              321,541              220,629              172,614
                                      =======              =======              =======              =======



                                             FRONTIER CAPITAL                            ENHANCED U.S.
                                            APPRECIATION FUND                             EQUITY FUND
                                            -----------------                             -----------
                                  FOR THE PERIOD       FOR THE PERIOD       FOR THE PERIOD        FOR THE PEIROD
                                 JANUARY 1, 1997-     JANUARY 4, 1996-     JANUARY 1, 1997-      JANUARY 4, 1996-
                                   JUNE 30, 1997    DECEMBER 31, 1996(a)     JUNE 30, 1997     DECEMBER 31, 1996(a)
                                   -------------    --------------------     -------------     --------------------
Shares sold                           465,976              417,701               57,226              131,623
Shares repurchased                   (186,721)            (179,703)             (19,796)                 (98)
Distributions reinvested                9,806                --                   5,865                --
                                      -------             --------              -------              --------
Net increase                          289,061              237,998               43,295              131,525
Fund shares:
   Beginning of period                239,998                2,000              133,525                2,000
                                      -------              -------              -------              -------
   End of period                      529,059              239,998              176,820              133,525
                                      =======              =======              =======              =======

(a) The Funds commenced operations on January 4, 1996.


                                       32





M FUND, INC.
NOTES TO FINANCIAL STATEMENT (UNAUDITED) (CONTINUED)


5. ORGANIZATION COSTS

Each Fund has borne all costs in connection with its organization. Such costs are being amortized on the straight-line method over a period of five years from the commencement of operations for each Fund. In the event that any of the initial shares of the Funds are redeemed during such amortization period, the Funds will be reimbursed for any unamortized costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6. FINANCIAL INSTRUMENTS

Edinburgh Overseas Equity Fund regularly trades financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to market risks, such as foreign currency exchange rates. These financial instruments include forward currency exchange contracts.

The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered. At June 30, 1997, the Fund had no open forward currency exchange contracts.

7. CONCENTRATION

At June 30, 1997, a substantial portion of the Edinburgh Overseas Equity Fund's net assets consist of securities denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Foreign securities are subject to greater price volatility, more limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States.

8. BENEFICIAL INTEREST

At June 30, 1997, the ownership of each fund was as follows:


                                                             PERCENTAGE OF OWNERSHIP
                                                             -----------------------
                                                                  JOHN HANCOCK       PACIFIC
                                                     M LIFE       VARIABLE LIFE    MUTUAL LIFE
                                                 INSURANCE CO.    INSURANCE CO.   INSURANCE CO.
                                                 -------------    -------------   -------------
Edinburgh Overseas Equity Fund                        41.6%           49.7%            8.7%
Turner Core Growth Fund                               46.9%           37.7%           15.4%
Frontier Capital Appreciation Fund                    19.7%           51.2%           29.1%
Enhanced U.S. Equity Fund                             59.0%            --             41.0%



                                       33